UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 27, 2015

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Orbital Sciences Corporation (the “Company”) held a special meeting of stockholders on January 27, 2015 (the “special meeting”).  At the special meeting the Company’s stockholders approved the two proposals described below.  Stockholder action on a third proposal, to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve proposal 1, was not required and no vote was taken on that proposal.

The final voting results with respect to each proposal voted upon at the special meeting are set forth below.

Proposal 1

The Company’s stockholders adopted the Transaction Agreement, dated as of April 28, 2014 (the “Transaction Agreement”), by and among the Company, Alliant Techsystems Inc., a Delaware corporation (“ATK”), Vista Outdoor Inc. (formerly known as Vista SpinCo Inc.), a Delaware corporation (“Vista Outdoor”), and Vista Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ATK (“Merger Sub”), as it may be amended from time to time, pursuant to which, among other things, Merger Sub will be merged with and into the Company (with the Company surviving the merger as a wholly owned subsidiary of ATK) and each outstanding share of common stock of the Company (other than shares owned by the Company, ATK or Merger Sub, which will be cancelled) will be converted into the right to receive 0.449 shares of common stock of ATK, with cash paid in lieu of fractional shares (the “Merger”), as set forth below:

For	Against	Abstentions	Broker Non-Votes
51,747,027	122,310	186,781	0

Proposal 2

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger, as set forth below:

For	Against	Abstentions	Broker Non-Votes
50,810,445	640,517	605,156	0

Item 8.01                                           Other Events

On January 27, 2014, the Company issued a press release announcing that its stockholders had adopted the Transaction Agreement at the special meeting.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release issued by Orbital Sciences Corporation, dated January 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

January 27, 2014	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Orbital Sciences Corporation, dated January 27, 2015